                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Government Income Term Trust 2004, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: August 21, 2003

                                               /s/ Robert H. Gordon
                                               ------------------------
                                               Robert H. Gordon
                                               President
                                               Nations Government Income Term
                                                 Trust 2004, Inc.

                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Government Income Term Trust 2004, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: August 21, 2003

                                                  /s/ Edward D. Bedard
                                                  ------------------------
                                                  Edward D. Bedard
                                                  Chief Financial Officer
                                                  Nations Government Income Term
                                                     Trust 2004, Inc.